STROOCK & STROOCK & LAVAN LLP
180 MAIDEN LANE
NEW YORK, NEW YORK 10038-4982

August 2, 2007

Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, DC 20549
Attention: John C. Grzeskiewicz, Esq.

Re:	Dreyfus Treasury Prime Cash Management Post-Effective Amendment No. 31 (Registration Nos: 811-4723; 33-6851)

Ladies and Gentlemen:

On behalf of the above-referenced fund (the "Fund"), transmitted separately for filing pursuant to Rule 485(a)(1) under the Securities Act of 1933, as amended (the "1933 Act"), is Post-Effective Amendment No. 31 to the Fund's Registration Statement on Form N-1A ("Amendment No. 31").

Amendment No. 31 is being filed in order to add a new class of shares to the Fund–Premier Shares—which are identical in all respects to the Fund's other currently existing share classes, except that the Premier Shares charge a Rule 12b-1 fee of 0.31%. As with the other share classes, for Premier Shares, Dreyfus has agreed to pay all the fund expenses other than the management fee and Rule 12b-1 fee. The distribution of the Premier Shares and the process for determination of net asset value will be identical to that of the other classes of the Fund.

Amendment No. 31 does not relate to Post-Effective Amendment No. 30 to the Fund's Registration Statement on Form N-1A, which was filed yesterday to add another new class of shares to the Fund—Agency Shares.

The Fund intends to file a subsequent post-effective amendment pursuant to Rule 485(b) under the 1933 Act prior to October 1, 2007 in order to update certain disclosure, to respond to any comments the Staff may have on Amendment No. 31 and to file certain exhibits, including the consent of the Fund's independent registered public accounting firm, and a "Tandy Letter."

Please telephone the undersigned at 212.806.6443, or David Stephens at 212.806.6138, if you have any questions.

Very truly yours,

/s/ Nicole M. Runyan
Nicole M. Runyan